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                                                                    Exhibit 23.6

INDEPENDENT AUDITORS CONSENT

The Board of Directors and Stockholders
Firstbank of Illinois Co.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

St. Louis, Missouri                                   /s/ KPMG Peat Marwick LLP
April 27, 1998



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